SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                             Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Sistersville Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                     [Sistersville Bancorp, Inc. Letterhead]









June 7, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Sistersville Bancorp, Inc., (the "Company"), I cordially invite you to attend the 1999 Annual Meeting of Stockholders to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia at 9:00 a.m. on July 14, 1999. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,

                                   /s/ Stanley M. Kiser
                                   ---------------------------------------------
                                   Stanley M. Kiser
                                   President

--------------------------------------------------------------------------------
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 14, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Sistersville Bancorp, Inc. ("the Company"), will be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 14, 1999, at 9:00 a.m. for the following purposes:

1.       To elect two directors of the Company; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on May 26, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Cynthia R. Carson
                                      ------------------------------------------
                                      Cynthia R. Carson
                                      Secretary

Sistersville, West Virginia
June 7, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 14, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sistersville Bancorp, Inc. (the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company which will be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 14, 1999 at 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 7, 1999.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted "FOR" the election of directors as set forth in Proposal 1 and will be voted according to the discretion of the proxy holders as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (1) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (2) submitting a duly executed proxy card bearing a later date, or (3) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on May 26, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 567,093 shares of Common Stock issued and outstanding.

         The Company's Certificate of Incorporation ("Certificate') provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to all other matters that may be properly considered at the Meeting, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter is required to constitute stockholder approval.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of May 26, 1999, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at that date.

                                                            Percent of Shares of
                                       Amount and Nature of     Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership      Outstanding
------------------------------------   -------------------- --------------------

First Federal Savings Bank                   52,914             9.33%
Employee Stock Ownership Plan
726 Wells Street
Sistersville, West Virginia 26175(1)

Jerome H. and Susan B. Davis                 45,000             7.94%
11 Baldwin Farms North
Greenwich, Connecticut 06831 (2)

Jeffrey L. Gendell                            66,000           11.64%
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166 (3)

Salem Investment Counselors, Inc.            42,100             7.42%
P.O. Box 25427
Winston-Salem, North Carolina 27114 (4)

All directors and executive officers of      48,906             8.62%
Company as a group (7 persons) (5)
-----------------------------
(footnotes start on next page.)

-------------------------------------

(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank" board) has appointed a committee consisting of directors Miller, LaRue, Doak, Thistle and Ward to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 6,138 shares have been allocated under the ESOP to participant accounts.

(2)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission, dated June 26, 1997, for which shared voting and dispositive power is shown with respect to 45,000 shares.

(3)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission, dated June 26, 1997, for which shared voting and dispositive power is shown with respect to 66,000 shares.

(4)  Based  upon  a  Schedule  13G  filed  with  the   Securities  and  Exchange
     Commission, dated February 9, 1999, for which sole voting and dispositive power is shown with respect to 42,100 shares.

(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 8,594 shares of Common Stock granted pursuant to the 1998 Stock Option Plan which options are exercisable within 60 days of the Record Date. Excludes 50,613 shares held by the ESOP (52,914 shares minus 2,301 shares allocated to executive officers) and 21,818 shares held by the RSP (26,457 shares minus 4,639 shares earned at the Record Date) over which certain directors, as trustees to the ESOP and the RSP, exercise shared voting power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. With the exception of Mr. Gendell, the Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the year ended March 31, 1999.

--------------------------------------------------------------------------------
                PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES
      FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, or until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of

Directors currently consists of six members. Two directors will be elected at the Meeting to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified.

         Lester C. Doak and Gary L. Ward have been nominated by the Board of Directors to serve as directors, each for a three-year term to expire in 2002. They are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the other sitting directors, including, their names, ages, the years they first became a director of the Company or the Bank, the expiration date of their current terms as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                                         Shares of
                                                                                        Common Stock
                                                                          Current       Beneficially
                                       Age at           Year First         Term         Owned as of
                                      March 31,         Elected or          to            May 26,             Percent
Name and Title                          1999           Appointed(1)       Expire          1999(2)              Owned
--------------                          ----           ------------       -------         -------             ------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
Lester C. Doak
Chairman of the Board                    79                1966            1999          3,610(3)(4)          1.0%
Gary L. Ward
Director                                 64                1972            1999          2,610(3)(4)          --(5)
DIRECTORS CONTINUING IN OFFICE
Charles P. LaRue
Director                                 66                1977            2000         10,185(3)(4)          1.8%
Stanley M. Kiser
President, Chief Executive
Officer and Director                     44                1994            2000            13,058(6)          2.3%
Ellen E. Thistle
Director                                 84                1961            2001          3,610(3)(4)          1.0%
David W. Miller
Director                                 66                1967            2001         11,110(3)(4)          2.0%

-----------------------------
(1) Refers to the year the individual first became a director of the Company or the Bank.
2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(Footnotes continued on next page.)

(Footnotes continued from previous page).

(3) Excludes 52,914 shares and 21,818 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as either a member of the ESOP Committee, ESOP Trust and the RSP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Principal Holders Thereof."
(4) Includes 793 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date.
(5)  Less than 1.0%.
(6) Includes 3,307 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                      Age as of
Name               March 31, 1999  Positions Held With the Company
----               --------------  -------------------------------
Stanley M. Kiser       44        President, Chief Executive Officer and Director
Cynthia R. Carson      48        Vice President and Corporate Secretary

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. In June 1997, all directors of the Bank became directors of the Company. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Lester C. Doak has served as a director since 1966 and is the chairman of the Board of Directors. Formerly a partner of the Doaks IGA Foodliner in Middlebourne, West Virginia, Mr. Doak is now retired.

         Gary L. Ward was employed by the Bank from 1962 through 1997. Mr. Ward retired as Vice President and Treasurer of the Bank in March, 1997. Mr. Ward has served as a member of the Board of Directors since 1972.

         Charles P. LaRue retired as a vice president after 39 years of service to the Wiser Oil Company in March 1993. He has been a director of the Bank since 1977.

         Stanley M. Kiser has been employed with the Bank since October 1993 as the President and Chief Executive Officer and has 25 years banking experience. He has been a member of the Board of Directors since 1994.

         Ellen E. Thistle has been a member of the Board of Directors since 1961 and served as Corporate Secretary from 1947 through 1982. Ms. Thistle was employed by the Bank from 1936 to 1982 and is now retired.

         David W. Miller, a pharmacist, is the president of Miller Pharmacy, located in Sistersville. Mr. Miller has been a director of the Bank since 1967.

         Cynthia R. Carson has been employed by the Association since 1976. Ms. Carson is currently the Corporate Secretary and was named Vice President in February 1997. Prior to that time, she served as Mortgage Loan Officer and Corporate Secretary.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its nominating committee. During the fiscal year ended March 31, 1999, the Board of Directors held twelve meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee on which such director served during the year ended March 31, 1999.

         The Company does not have an audit or compensation committee, but does have a standing nominating committee. The nominating committee consists of all members of the Board of Directors. The committee meets annually to select nominees to the Company's Board of Directors and met one time during the year ended March 31, 1999.

         The Bank has a standing Audit Committee comprised of non-employee directors of the Bank. The Bank's Audit Committee is responsible for developing and maintaining the Bank's internal audit program. The Bank's Audit Committee also meets with the Bank's independent accounting firm to discuss the results of the annual audit and any related matters. The Bank's Audit Committee met once during the year ended March 31, 1999. The Bank also has a standing Compensation Committee which consists of all members of the Board of Directors. The Compensation Committee met once during the year ended March 31, 1999.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Directors of the Company are also directors of the Bank. Members of the Board of Directors of the Bank received fees of $200 per meeting attended during the year ended March 31, 1999, and the Chairman of the Board received $225 per meeting attended. Directors receive fees of $100 for unattended meetings, up to a maximum of three meetings per fiscal year. No fees are paid to directors for unattended meetings in excess of three per year. Non- employee directors receive $50 for attendance at each committee meeting. Employee directors are not compensated for committee meetings held during business hours.

         In May 1998, the Board of Directors of the Bank adopted a Director Retirement Agreement. In accordance with such agreement, directors that had previously completed a minimum of 15 years of service as of May 1998, were eligible to elect to retire effective July 2, 1998 and thereupon be appointed an emeritus director. Emeritus directors are paid a retirement benefit equal to $1,200 per year for each year of past board service to the Bank. This retirement benefit is payable over a period of five years or the director may choose to receive a lump sum payment. Four directors elected to retire under this plan. They are: Margaret A. Peters, Dorsey R. Ash, Guy L. Nichols and James E. Willison. The total cost for funding this retirement plan was $93,980, of which the entire amount was booked in the year ended March 31, 1999.

         On July 16, 1998 (the "effective date of grant"), under the 1998 Stock Option Plan ("Option Plan") and the Bank's Restricted Stock Plan ("RSP"), each director was awarded stock options and RSP shares. Under the Option Plan, each director was granted options to purchase shares of common stock at $15.8125 per share. Under the RSP, each director was awarded shares of common stock. Option shares are exercisable and RSP shares are earned at the rate of 20% on the effective date of the grant and 20% per year thereafter. Under the Option Plan and RSP, Stanley M. Kiser, the president and chief executive officer, received 16,535 options and 6,614 RSP shares. Each of the directors received 3,968 options and 1,587 RSP shares.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Stanley M. Kiser, the president and chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus during the years ended March 31, 1999 and 1998 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                  Annual Compensation                 Long Term Compensation
                                                  -------------------                 ----------------------
                                                                                              Awards
                                                                                              ------
                                                                                Restricted     # of Securities
Name and Principal        Fiscal                             Other Annual       Stock          Underlying          All Other
Position                  Year          Salary     Bonus     Compensation(1)    Awards(s)(2)   Options/SARs(3)     Compensation(4)
--------                  ----          ------     -----     ---------------    ------------   ---------------     ---------------

Stanley M. Kiser              1999        $58,440   $2,753        $4,800        $102,517             16,535              $14,290
    President                 1998        $53,541   $2,253        $5,000             --                --                  --
                              1997        $50,827   $1,787        $5,000             --                --                  --

------------------------
(1)  Consists of directors fees.
(2) Represents the award of 6,614 shares of Common Stock under the RSP as of July 16, 1998 on which date the market price of such stock was $15.50 per share. Such stock awards are earned and become non-forfeitable at the rate of 20% per year commencing on the date of the grant, July 16, 1998. As of March 31, 1999, based upon a market price of $12.875 per share, such award of 6,614 shares had an aggregate value of $85,155.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on the date of the grant, July 16, 1998. The exercise price equals the market value of the Common Stock on the date of the grant of $15.8125.
(4) At March 31, 1999, consists of the value of 1,429 shares of stock ($14,290) allocated under the ESOP, with an aggregate market value of $18,398.

          Stock Awards. The following tables sets forth additional information concerning stock options granted during the fiscal year ended March 31, 1999 pursuant to the 1998 Stock Option Plan to the named executive officer in the Summary Compensation Table and the year end value of such outstanding options.

                             OPTION/SAR GRANTS TABLE
                    Option/SAR Grants in Last Fiscal Year (1)
                    -----------------------------------------

                                Individual Grants
--------------------------------------------------------------------------------
                                   % of Total
                                  Options/SARs
                 # of Securities   Granted to
                    Underlying    Employees &   Exercise or
                   Options/SARs   Directors in   Base Price  Expiration
 Name               Granted(#)    Fiscal Year      ($/Sh)       Date
                 ---------------  ------------  -----------  ----------

Stanley M. Kiser      16,535         28.5%        $15.8125  July 16, 2008

-----------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the plan.

 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
 ---------------------------------------------------------------------------------

                                                                          Number of Securities          Value of Unexercised
                                                                         Underlying Unexercised             In-The-Money
                                                                              Options/SARs at                 Options/SARs
                                                                                 FY-End (#)                   at FY-End ($)
                         Shares Acquired
Name                     on Exercise (#)        Value Realized($)       Exercisable/Unexercisable     Exercisable/Unexercisable(1)
                         ---------------        -----------------       -------------------------     ----------------------------

Stanley M. Kiser                N/A                   N/A                      3,307 / 13,228                 $0 / $0

------------------
(1) Based upon an exercise price of $15.8125 per share and market closing price of $12.875 at March 31, 1998.


          Employment Agreement. The Bank entered into an employment agreement with Stanley M. Kiser, President of the Bank ("Agreement"). Mr. Kiser's base salary under the Agreement is $60,000. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Kiser without just cause, Mr. Kiser will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the Bank, Mr. Kiser will be paid a lump sum amount equal to 2.99 times his five year average annual taxable compensation. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Kiser becomes disabled during the term of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

          The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's auditors for the fiscal year ended March 31, 1999. The Board of Directors has approved the selection of S.R. Snodgrass, A.C. as its auditors for the fiscal year ended March 31, 2000 year. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting and will respond to stockholders' questions or make a statement.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

          The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Bylaws of the Company, no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal was stated in writing and filed with the Secretary by May 17, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

          The cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

          The Company's Annual Report to Stockholders for the year ended March 31, 1999, including financial statements, will be mailed to all stockholders of record as of the close of business on May 26, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for next year's annual meeting of stockholders, all stockholders proposals must be submitted to the Secretary at the Company's office, 726 Wells Street, Sistersville, West Virginia 26175, on or before February 8, 2000. Under the Bylaws of the Company, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at next year's annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than May 15, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation in order to be considered at next year's annual meeting of stockholders.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SISTERSVILLE BANCORP, INC., 726 WELLS STREET, P.O. BOX 187, SISTERSVILLE, WEST VIRGINIA 26175.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Cynthia R. Carson
                                      ------------------------------------------
                                      Cynthia R. Carson
                                      Secretary

Sistersville, West Virginia
June 7, 1999

--------------------------------------------------------------------------------
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 14, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Sistersville Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 14, 1999 at 9:00 a.m. and at any and all adjournments thereof, in the following manner:
                                                        FOR    WITHHELD
                                                        ---    --------

1.        The election as directors of the nominees
          listed below (except as marked to the         |_|       |_|
          contrary below):

          Lester C. Doak
          Gary L. Ward

(Instruction: To withhold your vote for any individual nominee, write that nominee's name on the line provided below)

------------------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" the above listed nominees.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 7, 1999, and the 1999 Annual Report.




Dated:                              , 1999
       ----------------------------


-------------------------------------        -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------------        -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------